Statement of Additional Information Supplement -- August 1, 2002*

American Express(R) Variable Portfolio Funds (Oct. 30, 2001) S-6466-20 U (10/01)

Under the "Investment Advisory Agreement," the section regarding the "Subadvisers" for AXP Variable Portfolio - Partners Small Cap Value Fund has been revised as follows.

Subadvisers
The assets of Partners Small Cap Value Fund are managed by three Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for Partners Small Cap Value Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of Partners Small Cap Value Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of Partners Small Cap Value Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with Partners Small Cap Value Fund's investment objectives, policies, and restriction. Generally, the services that the Subadvisers provide to Partners Small Cap Value Fund are limited to asset management and related recordkeeping services.

The Subadvisers may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates. AEFC enters into an advisory agreement with each Subadviser known as a Subadvisory Agreement.

The Subadvisers to the Fund are set forth below. The information has been supplied by the respective Subadviser.

Subadvisers
Royce & Associates, LLC (Royce), located at 1414 Avenue of the Americas, New York, New York, subadvises the Fund's assets. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland.

EQSF Advisers, Inc./Third Avenue Management LLC (Third Avenue), located at 767 Third Avenue Fifth Floor, New York, New York, subadvises the Fund's assets. Third Avenue, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

National City Investment Management Company (National City), located at 1900 East Ninth Street, Cleveland, Ohio, subadvises the Fund's assets. National City, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.


S-6466-27 A (8/02)

Valid until next update.
*Destroy October 30, 2002